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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                               ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 2, 1999
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                                                  (August 25, 1999)
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                            LANIER BANKSHARES, INC.
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              (Exact name of registrant as specified in charter)


             Georgia                     0-21489               58-1814713
  ------------------------------     ----------------      ------------------
   (State or other jurisdiction      (Commission File       (I.R.S. Employer
  jurisdiction of incorporation)          Number)          Identification No.)


854 Washington Street, Gainesville, Georgia                           30501
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(Address of principal executive offices                             (Zip Code)


Registrant's telephone number, including area code:  (770) 536-2265
                                                     --------------


                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 5.  Other Events

     On August 25, 1999, Lanier Bankshares, Inc. ("Registrant") announced that it had signed a letter of intent to merge with Century South Banks, Inc. ("Century South"). The proposed acquisition is subject to execution of a definitive agreement and appropriate corporate shareholder and regulatory approvals. Registrant's subsidiary, Lanier National Bank, will continue to operate as a separate national bank.

     Century South is the parent company for subsidiary banks located in Georgia, Tennessee, Alabama and North Carolina. Upon completion of this, as well as other pending transactions, Century South will operate 38 banking offices with approximately $1.5 million in assets.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits
          --------

          99 News release dated August 25, 1999 regarding Registrant signing letter of intent with Century South Banks, Inc.


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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LANIER BANKSHARES, INC.



                                    By:  /s/ Joseph D. Chipman, Jr.
                                         --------------------------
                                         Joseph D. Chipman, Jr.
                                         President and Chief Executive Officer


                                    Date:  September 2, 1999
                                           -----------------

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